INTERNET SECURITY CORPORATION

                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1994
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of
Internet Security Corporation:

We have audited the accompanying balance sheet of Internet Security Corporation (a Massachusetts corporation) as of December 31, 1994, and the related statements of operations, stockholder's equity and cash flows for the period from inception (June 15, 1994) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet Security Corporation as of December 31, 1994, and the results of its operations and its cash flows for the period from inception (June 15, 1994) to December 31, 1994, in conformity with generally accepted accounting principles.


                                                  By:   /s/ Arthur Andersen LLP
                                                     --------------------------



Boston, Massachusetts
December 6, 1995

                          INTERNET SECURITY CORPORATION

                        BALANCE SHEET--DECEMBER 31, 1994



                                     ASSETS

CURRENT ASSETS:
   Accounts receivable                                                                                   $    621,055
   Prepaid expenses and other current assets                                                                   49,065
                                                                                                         ------------

         Total current assets                                                                                 670,120
                                                                                                              -------

FIXED ASSETS, AT COST:
   Computer equipment                                                                                           8,636
   Less--Accumulated depreciation and amortization                                                             (3,342)
                                                                                                               ------

                                                                                                                5,294

                                                                                                         $    675,414
                                                                                                         ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Cash overdraft                                                                                        $     10,507
   Accounts payable                                                                                           321,870
   Accrued expenses                                                                                            58,657
   Deferred revenue                                                                                            71,944
   Advance from officer/stockholder                                                                            15,592
                                                                                                         ------------

         Total current liabilities                                                                            478,570
                                                                                                         ------------

COMMITMENTS (Note 5)

STOCKHOLDER'S EQUITY:
   Common stock, $.01 par value-
     Authorized--200,000 shares
     Issued and outstanding--2,500 shares                                                                          25
   Additional paid-in capital                                                                                   2,475
   Retained earnings                                                                                          194,344
                                                                                                         ------------

         Total stockholder's equity                                                                           196,844
                                                                                                         ------------

                                                                                                         $    675,414
                                                                                                         ============


                      The  accompanying  notes  are an  integral  part of  these financial statements.

                          INTERNET SECURITY CORPORATION

                             STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM INCEPTION (JUNE 15, 1994) TO DECEMBER 31, 1994




REVENUES:
   Software license fees                                                                                  $   794,206
                                                                                                          -----------

EXPENSES:
   Cost of software license fees                                                                              463,888
   Selling, general and administrative                                                                        135,974
                                                                                                          -----------

         Total expenses                                                                                       599,862
                                                                                                          -----------

         Net income                                                                                       $   194,344
                                                                                                          ===========


                      The  accompanying  notes  are an  integral  part of  these financial statements.

                          INTERNET SECURITY CORPORATION

                        STATEMENT OF STOCKHOLDER'S EQUITY
       FOR THE PERIOD FROM INCEPTION (JUNE 15, 1994) TO DECEMBER 31, 1994



                                                    Common Stock           Additional                         Total
                                                  Number        $.01        Paid-in         Retained      Stockholder's
                                                 of Shares    Par Value     Capital         Earnings         Equity

ISSUANCE OF COMMON STOCK                          2,500        $   25      $   2,475       $         -     $     2,500

   Net income                                         -             -              -           194,344         194,344
                                             ----------        ------      ---------       -----------     -----------

BALANCE, DECEMBER 31, 1994                        2,500        $   25      $   2,475       $   194,344     $   196,844
                                             ==========        ======      =========       ===========     ===========


                      The  accompanying  notes  are an  integral  part of  these financial statements.

                          INTERNET SECURITY CORPORATION

                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM INCEPTION (JUNE 15, 1994) TO DECEMBER 31, 1994



CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                                            $    194,344
   Adjustments to reconcile net income to net cash used for operating activities-
     Depreciation and amortization                                                                              3,342
     Changes in assets and liabilities-
       Accounts receivable                                                                                   (621,055)
       Prepaid expenses and other current assets                                                              (49,065)
       Accounts payable                                                                                       321,870
       Accrued expenses                                                                                        58,657
       Deferred revenue                                                                                        71,944
                                                                                                      ---------------

              Net cash used for operating activities                                                          (19,963)
                                                                                                      ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of fixed assets                                                                                   (8,636)
                                                                                                      ---------------

              Net cash used for investing activities                                                           (8,636)
                                                                                                      ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                                                                       2,500
   Proceeds from advance from officer/stockholder                                                              15,592
                                                                                                      ---------------
              Net cash provided by financing activities                                                        18,092
                                                                                                      ---------------

NET DECREASE IN CASH                                                                                          (10,507)

CASH, BEGINNING OF PERIOD                                                                                           -
                                                                                                      ---------------
CASH, END OF PERIOD                                                                                      $    (10,507)
                                                                                                      ===============


                      The  accompanying  notes  are an  integral  part of  these financial statements.

                          INTERNET SECURITY CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994




(1)      ORGANIZATION AND OPERATIONS

       Internet Security Corporation (the Company) was incorporated in the Commonwealth of Massachusetts and began operations on June 15, 1994. The Company was formed to market and distribute certain software products and services under a distribution and reseller agreement with Check Point
       Software Technologies Ltd. (Check Point), an Israel-based software company.

       Since inception, the Company has devoted substantially all of its efforts toward product marketing and selling. On November 16, 1995, the Company was acquired by Software Developer's Company, Inc. (SDC). Under the merger agreement, the stockholder of the Company agreed to exchange all of the issued and outstanding stock of the Company in exchange for 465,838 shares of SDC stock.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    Revenue Recognition

              The Company recognizes revenue in accordance with the provisions of Statement of Position (SOP) No. 91-1, Software Revenue Recognition. The Company generates revenue from licensing the rights to use software products developed by Check Point to end users and resellers. The Company also generates revenues from consulting and training services performed for license customers and from support and software update rights (maintenance).

              Revenues from perpetual software license agreements are recognized as revenue upon delivery of the software if there are no significant postdelivery obligations.

              Revenues for maintenance are recognized ratably over the term of the support period. If maintenance is included in a license agreement, such amounts are unbundled from the license fee at their fair market value based on the value established by independent sale of such maintenance to customers. Consulting revenues are primarily related to implementation services performed under separate service arrangements related to the installation of the Company's software products. Such services do not include customization or modification of the underlying software code. If included in a license agreement, such services are unbundled at their fair market value based on the value established by the independent sale of such services to customers. Revenues from consulting and training services are recognized as the services are performed. All maintenance and service revenues were deferred at December 31, 1994. Cost of software license fees consist of media and tapes on which products are delivered and royalties due to Check Point.

                          INTERNET SECURITY CORPORATION


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

                                   (Continued)


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       (b)    Depreciation

              The Company provides for depreciation of its computer equipment over 3 years using the straight-line method.

       (c)    Income Taxes

              The Company has elected for federal and Massachusetts state income tax purposes to be treated as an S corporation. Under this election, the taxable income or loss of the Company will be reported by the stockholder of the Company on his individual income tax return. Accordingly, the accompanying statement of operations does not include a provision for federal or Massachusetts state income taxes.

       (d)    Advance from Officer/Stockholder

              In 1994, an officer/stockholder advanced the Company approximately $15,600. Subsequent to year-end, the advance was repaid.

(3)    STOCK

       Common Stock

         In 1994, the Company sold 2,500 shares of common stock to the president of the Company at $1.00 per share.

(4)    RESELLER AGREEMENT

       In 1994, the president of the Company entered into a reseller agreement with Check Point. The president of the Company has the rights to sell Check Point's product, Fire Wall, in the United States. Under the terms of the agreement, the Company must meet certain sales goals, as defined. In connection with the merger with SDC, the president of the Company assigned his rights under the reseller agreement to ISC.

                          INTERNET SECURITY CORPORATION


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

                                   (Continued)


(5)    COMMITMENTS

       Facilities

       The Company conducts its operations in a 956-square foot facility and is obligated to pay monthly rent through May 1996, subject to an early termination clause. Rental expense charged to operations in the period ended December 31, 1994 was approximately $6,400.

       The  minimum  future  rental   commitments  under  this  operating  lease
agreement are as follows:

              Year Ended December 31,
                 1995                                $  15,300
                 1996                                    5,100
                                                     ---------

                                                     $  20,400
                                                     =========